SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  June 30, 2004

                                 Date of Report
                        (Date of earliest event reported)

                         TeleCommunication Systems, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                        0-30821                  52-1526369
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                   275 West Street, Annapolis, Maryland 21401
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (410) 263-7616

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

      The following material is not filed but is furnished pursuant to Item 12 as an exhibit in this Current Report on Form 8-K.

          Exhibit       Description
          -------       -----------
          99            Press release of TeleCommunication  Systems,  Inc. dated
                        June 30, 2004.

Item 12. Results of Operations and Financial Condition.

      On June 30, 2004, TeleCommunication Systems, Inc. issued a press release announcing information concerning its revenue and earnings expectations for the quarter ended June 30, 2004 and certain other information. A copy of this press release is being furnished herewith as Exhibit 99 and is hereby incorporated by reference.

      Pursuant to General Instruction B(6) to Form 8-K, the information furnished in this Item 12, including the exhibit listed below, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference in any other filing under the Securities Act of 1933, as amended, or the Exchange Act unless the registrant specifically incorporates this item in a filing under either of such acts.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TELECOMMUNICATIONS SYSTEMS, INC.

Date: July 1, 2004                       By: /s/ Thomas M. Brandt, Jr.
                                             -----------------------------------
                                             Name:  Thomas M. Brandt, Jr.
                                             Title: Senior Vice President
                                                    and Chief Financial Officer


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                                  EXHIBIT INDEX

          Exhibit       Description
          -------       -----------
          99            Press release of TeleCommunication  Systems,  Inc. dated
                        June 30, 2004.